Filed with the SEC on February 18, 1998

                    File Numbers: 33-_________ and 811-__________

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM N-1A
                            ---------
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           X
                                                                  -
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   X
                 (Check appropriate box or boxes)                 -

                     THE HENSSLER FUNDS, INC.
        (Exact Name of Registrant as Specified in Charter)

   1279 Kennestone Circle, Suite 600, Marietta, Georgia  30066
   -----------------------------------------------------------
             (Address of Principal Executive Offices)

                          (770) 429-9166
                          --------------
       (Registrant's Telephone Number, including Area Code)

                         GENE W. HENSSLER
   1279 Kennestone Circle, Suite 600, Marietta, Georgia  30066
   -----------------------------------------------------------
              (Name and Address of Agent of Service)

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:  As soon as
     practicable after the effective date of the Registration
                            Statement

It is proposed that this filing will become effective (check appropriate box):

_______immediately upon filing pursuant to paragraph (b)
_______on (date) pursuant to paragraph (b)
_______60 days after filing pursuant to paragraph (a)
_______on (date) pursuant to paragraph (a) of Rule 485
_______75 days after filing pursuant to paragraph (a)(2)
_______on (date) pursuant to paragraph (a)(2) of Rule 485

  TITLE OF SECURITIES BEING REGISTERED:  Common Stock, par value
                                         $0.0001 per share

Registrant hereby registers an indefinite number of securities pursuant to Section 24(f) of the Investment Act of 1940.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.

------------------------------------------------------------------------------

Please send copies of communications to:
                                             Reinaldo Pascual, Esq.
                                             Kilpatrick Stockton LLP
                                             1100 Peachtree Street, Suite 2800
                                             Atlanta, Georgia 30309-4530
                     THE HENSSLER EQUITY FUND

                                 OF

                         THE HENSSLER FUNDS

     The Henssler Equity Fund is a portfolio of The Henssler Funds, Inc. ("Henssler"), a no-load, open-end diversified management investment company. The investment objective is to seek growth of capital. Henssler Asset Management, LLC (the "Adviser") serves as the Fund's investment adviser.

     This Prospectus concisely describes the information which investors should know before investing. Please read this Prospectus carefully and keep it for future reference. A Statement of Additional Information dated May ___, 1998, is available free of charge by writing to The Henssler Funds, Inc., c/o Declaration Service Company, P.O. Box 844, 555 North Lane, Suite 6160, Conshohocken, PA 19428-0844, or by telephoning
(800) __________________. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
    COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES
        COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF
           THIS PROSPECTUS.  ANY REPRESENTATION TO THE
                 CONTRARY IS A CRIMINAL OFFENSE.

                     ------------------------

           The Date of this Prospectus is May ___, 1998

                        PROSPECTUS SUMMARY


     The Fund The Henssler Equity Fund (the "Fund") is a portfolio of The Henssler Funds, Inc., a no-load, open-end diversified management investment company.

     Investment Objective and  The Fund's investment objective is to
     Policies seek growth of capital. The Fund will attempt to achieve its objective by investing substantially all of its assets (under normal circumstances, 90% or more) in equity securities listed on a national or foreign securities exchange, or quoted in the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System. There can be no assurance that the Fund will achieve its investment objective (see page _).

     Investment Adviser        The Fund's investment adviser is
                               Henssler Asset Management, LLC (the
                               "Adviser").  The Adviser is a newly
                               organized affiliate of G.W. Henssler &
                               Associates, Ltd., an investment
                               management firm with approximately $281
                               million in assets under management (see
                               page _).

     Minimum Purchase          The minimum initial investment in the Fund
                               is generally $2,000 and the minimum subsequent investment is $200. The minimum initial investment for an Individual Retirement
                               Account ("IRA"), other tax-deferred
                               retirement account, including accounts
                               with plans administered under Sections
                               401(k) and 403(b) of the Internal
                               Revenue Code, or an account under the
                               Uniform Gift to Minors Act is $1,000,
                               with minimum subsequent investments of
                               $100.  The Fund will waive minimum
                               investment requirements for any
                               automatic investment plan of $100 or
                               more per month. (see page _).

     Dividends &               The Fund currently intends to make one
     Distributions             distribution of any income and
                               capital gains during each calendar year
                               (see page _).

     Redemption and Exchanges  Shares of the Fund ordinarily may be redeemed at the next determined net
                               asset value, without charge; however,
                               with certain exceptions, shareholders
                               will be charged a 1% redemption fee as
                               a percentage of the amount redeemed
                               upon the redemption of shares where the
                               redemption occurs within a six-month
                               period following the issuance of such
                               shares (see page _).

     Investment Risk           Because the Fund invests primarily in
                               common stocks, shares of the Fund will
                               be subject to market risk, i.e., the
                               possibility that stock prices could
                               decline over short or even extended
                               periods.  The stock market tends to be
                               cyclical, with periods when the prices
                               of stocks generally rise and periods
                               when they generally decline.
                               Historically, the market has been
                               characterized by volatility in the
                               short run and growth in the long run
                               (see page _).

     Administration            Declaration Service Company is the
                               Fund's Transfer Agent (see page _) and
                               Declaration Distributors, Inc. is the
                               Fund's Distributor (see page _).  Star
                               Bank, N.A. is the Custodian of the
                               Fund's assets (see page _).

                            FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES:

        Redemption Fees (as a percentage of amount redeemed)     1.00%<F1>

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets):

                    Management Fees                     0.50%
                                                        ----
                    Other Expenses <F2><F3>             0.70%
                                                        ----
                    Total Operating Expenses<F4><F5>    1.20%
                                                        =====

The Fund does not assess any 12b-1 Fees. The following example is designed to assist prospective shareholders in understanding the various costs and expenses of the Fund that reduce the amount of income available for distribution to shareholders:

EXAMPLE:
                                           1 Year         3 Years
                                           ------         -------

You would pay the following expenses on a
$1,000 investment assuming (1) 5% annual
return, and (2) redemption at the end of
each time period:                           $12            $38

NOTE: The figures shown in the example are entirely hypothetical.
They are not necessarily indicative of past or future performance or expenses. Actual performance and/or expenses may be greater or less than the example.

____________________
[FN]
<F1> The redemption fee is charged upon any redemption of Fund shares occurring within a six-month period following the issuance of such shares. For complete information about the redemption fee, see "How to Redeem."

<F2> Based on estimates for the current fiscal year.  See "Management of the Fund" for additional information regarding fees.

<F3> Redemption proceeds wired to a designated account at a shareholder's request for amounts less than $10,000 will be reduced by a wire redemption fee (currently $10.00). Certain institutional clients will not be charged this wire redemption fee.

<F4> If you purchase or sell Fund shares through a discount brokerage firm or other financial institution, there may be fees or commissions charged by them for shareholder transactions.

<F5> The Adviser has voluntarily agreed to limit Total Operating Expenses of the Fund to ensure that the Fund's expenses do not exceed the designated maximum amount shown above. See "Management of the Fund."

            INVESTMENT OBJECTIVES, POLICIES, AND RISKS

     The Fund is a portfolio of The Henssler Funds, Inc. ("Henssler"), a no load, open-end diversified management investment company incorporated under the laws of the State of Maryland on February 12, 1998. The Fund's investment objective is to seek growth of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in securities listed on a national or foreign securities exchange or quoted in the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System.

     Set forth below is further information regarding the Fund's investment strategy. The investment objective may not be changed without shareholder approval. No assurance can be given that the Fund will achieve its objective.

THE FUND'S INVESTMENT STRATEGY. The Fund's investment strategy is to emphasize long term capital appreciation and safety of principal. The Fund does not attempt to "time" the market, but rather purchases securities in the best companies the Fund's investment adviser, Henssler Asset Management, LLC (the "Adviser"), can identify, and holds these securities until the fundamentals of the business change or other opportunities present themselves. The Fund believes that its focus on the fundamentals of the businesses it invests in results in the purchase of above-average, high-quality securities with strong growth potential.

     The Fund seeks to invest in companies with undervalued assets, strong balance sheet characteristics and financial foundations, high earnings expectations, quality management and potential for future growth. Factors deemed important by the Adviser in selecting securities of such companies include, but are not limited to, price, price history, and price-to-earnings ratio. The Fund's investments may include small, medium, or large capitalization companies, and a typical initial purchase of an issuer's securities may involve one to five percent (1-5%) of the Fund's total assets.

     Under normal circumstances, the Fund anticipates that over 90% of its assets will be invested in a portfolio of common stocks. Any assets not invested in equity securities will be invested in cash and cash equivalents, U.S. Government securities, money market instruments, and certain other fixed income securities to meet the Fund's liquidity needs and may be so invested, in extraordinary circumstances, to attempt to protect against significant down cycles in the stock market. The Fund may invest in securities of other investment companies, subject to the limits and restrictions contained in, and the rules and regulations promulgated under, the Investment Company Act of 1940.

     The Fund is diversified, which means that as to at least 75% of its assets, it will not invest more than 5% in a particular stock. The Fund will not invest more than 25% of its assets in a particular industry sector. The Fund will not purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities.

INVESTMENTS IN COMMON STOCK. Because the Fund invests primarily in common stocks, shares of the Fund will be subject to market risk, i.e., the possibility that stock prices could decline over short or even extended periods. The stock market tends to be cyclical, with periods when the prices of stocks generally rise and periods when they generally decline. Historically, the market has been characterized by volatility in the short run and growth in the long run.

     The Fund is intended to be a long-term investment vehicle and should not be used to meet short-term needs.

INVESTMENTS IN SMALL COMPANIES. Although the Fund invests in companies of all sizes, there may be times when the Fund is invested in small companies. Smaller growth companies may offer greater potential for capital appreciation than larger companies, particularly because they often have new products, methods or technologies, or may respond to changes in industry conditions due to regulatory or other developments more rapidly than their larger competitors. In addition, because they may be followed by fewer stock analysts and less information may be available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest increases. Smaller growth companies may also be more subject to a valuation catalyst (such as acquisition or disposition efforts or changes in management) than larger companies.

     On the other hand, the smaller companies in which the Fund may invest may have relatively small revenues or market share for their products or services, their businesses may be limited to regional markets, or they may provide goods or services for a limited market. For example, they may be developing or marketing new products or services for which markets are not yet established and may never become established or may have or develop only a regional market for product or services and thus be affected by local or regional market conditions. In addition, small companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms. Such companies may also be insignificant in their industries and become subject to intense competition from larger companies.

     Due to these and other factors, small companies may suffer significant losses or realize substantial growth; therefore, investments in such companies tend to be volatile and are more speculative.

INVESTMENTS IN SECTORS. Although the Fund anticipates that, under normal circumstances, its investments will be diversified across all equity market sectors, the Fund is permitted to invest up to 25% of its assets in a particular industry sector.
Sector markets, like the national economy as a whole, tend to be cyclical. Significant product development or regulatory change in a particular sector may rapidly result in a substantial upswing in that sector's sales and profits and corresponding increases in the stock prices of the sector's companies. By investing a substantial percentage of the Fund's assets in a particular sector, the Adviser attempts to capitalize on the strength of that sector and the growth of that industry in relation to other sectors of the overall economy.

     On the other hand, investments in a particular sector are also volatile in response to unanticipated negative changes in the sector's economy. For example, unexpected declines in demand, regulatory changes, or shortages of materials, skilled employees or growth capital may negatively affect an industry sector without affecting the overall economy. If the Fund is substantially invested in a particular sector which experiences an unanticipated decline, the Fund's performance may suffer accordingly.

INVESTMENTS IN FOREIGN SECURITIES. The Fund may invest up to 20% of its assets in equity securities that are issued by foreign issuers and are traded in the United States. These securities must be issued by foreign companies that comply with U.S.
standards.  The Fund may also invest in American Depository
Receipts ("ADRs").  ADRs are receipts typically issued by a U.S.
bank or trust company which show ownership of underlying securities of foreign corporations. By investing in these securities the Adviser would attempt to take advantage of differences between economic trends and the performance of securities markets in various countries.

     Investing in foreign securities involves risks and opportunities not typically associated with investing in U.S. securities. The following considerations must be taken into account: fluctuations in exchange rates of foreign currency; possible implementation of exchange control regulations or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and a possible imposition of foreign taxes. Furthermore, the U.S. government has from time to time in the past imposed restrictions on foreign investments by U.S. investors.

PORTFOLIO TURNOVER. Due to the Fund's long-term investment style, the Fund anticipates that portfolio turnover will not exceed 100% per year. Portfolio turnover results from a change of the securities held by the Fund and involves expenses to the Fund in the form of brokerage commissions and other transaction costs. Portfolio turnover may also have an impact on the amount of taxable distributions to shareholders. Although the rate of portfolio turnover will not be a limiting factor when the Adviser deems change appropriate and in the best interest of the Fund's shareholders, the relatively low turnover rate anticipated in the Fund may benefit the Fund and its shareholders in the form of lower capital expenses and lower taxable distributions.

INVESTMENT IN FIXED INCOME SECURITIES. Under normal circumstances, the Fund anticipates that substantially all of its assets (ordinarily 90% or more) will be invested in equity securities. Any assets not invested in equity securities will be invested in cash and certain cash equivalents, money market instruments, U.S. Government securities and certain other fixed income securities for liquidity needs or may be so invested, in extraordinary circumstances, as a defensive position due to uncertainties in the stock market. The Fund will limit its investments in corporate bonds and notes to those which are considered investment grade (generally, bonds and notes that have received a rating from Standard & Poor's Corporation of "BBB" or better or from Moody's Investors Service, Inc. of "Baa" or better) at the time of their purchase. For further information regarding the Fund's fixed income investments, see "Investment Objectives, Policies, and Risks - Investment in Fixed Income Securities" in the Statement of Additional Information. For further information regarding Standard & Poor's and Moody's ratings for corporate bonds and notes, see Appendix A to the Statement of Additional Information.

                      MANAGEMENT OF THE FUND

BOARD OF DIRECTORS. The Fund is governed by a Board of Directors which is responsible for protecting the interests of the Fund's shareholders. The members of the Board of Directors are experienced executives who meet throughout the year to oversee the Fund's activities, review the Fund's contractual relationships with service providers, and review the performance of the Fund. A majority of the Fund's directors are not affiliated with the Adviser. For information regarding the individual members of the Fund's Board of Directors, see "Management of the Fund" in the Statement of Additional Information.

MANAGEMENT AGREEMENTS. Henssler Asset Management, LLC (the "Adviser") has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund to provide investment management services to the Fund. In addition, the Adviser has entered into an Operating Services Agreement (the "Services Agreement") with the Fund to provide virtually all day-to-day operational services to the Fund. As is further explained below, the combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on the Fund's ordinary operating expenses at 1.20% of daily net asset value of the Fund, excepting brokerage, interest, taxes, litigation, and other extraordinary expenses.

     The Adviser was organized in February 1998 by its only owners, Gene W. Henssler, Ph.D., and Patricia T. Henssler.
The Adviser is an affiliate of G.W. Henssler & Associates, Ltd. ("Henssler & Associates"), an investment manager wholly-owned by

Dr. Henssler which has provided investment advisory services to corporations, individual investors, and institutional investors since its inception in 1987. Henssler & Associates has approximately $281 million currently under management. The Adviser's offices are located at 1279 Kennestone Circle, Suite 600, Marietta, Georgia 30066.

INVESTMENT ADVISORY AGREEMENT. Under the terms of the Advisory Agreement, the Adviser, subject to the supervision of the Board of Directors, will manage the investment operations of the Fund in accordance with the Fund's investment policies. In consideration of the Adviser's investment advisory services, the Fund will pay to the Adviser on the last day of each month a fee equal to 0.50% of average net asset value of the Fund, such fee to be computed daily based upon the net asset value of the Fund.

Portfolio Managers
------------------

Management of the Fund will be conducted by a team of portfolio managers including Dr. Henssler, and Ted L. Parrish (the
"Management Team"). The Fund's Management Team is supported by a group of research analysts and other members of the Fund's investment staff.

Dr. Henssler has worked in investment management and financial analysis for over 25 years, the last 11 years as the sole shareholder and a principal of Henssler & Associates. Before organizing Henssler & Associates, Dr. Henssler was a Professor of Finance at Kennesaw State University for 10 years. Dr. Henssler earned his MBA and Ph.D. in Finance from the University of Michigan in 1965 and 1971, respectively.

Mr. Parrish has worked in investment management and financial analysis for 3 years. He earned his BBA from Kennesaw State
University in 1995, and holds a Series 7 license. Mr. Parrish is a Level I Chartered Financial Analyst candidate.

OPERATING SERVICES AGREEMENT. Under the terms of the Services Agreement, the Adviser, subject to the supervision of the Board of Directors, will provide day-to-day operational services to the Fund including, but not limited to, providing or arranging to provide accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, distribution, shareholder reporting, sub-accounting and recordkeeping services. The Services Agreement provides that the Adviser pays all fees and expenses associated with these and other functions, including, but not limited to, expenses of legal compliance, shareholder communications, and meetings of the shareholders and the Board of Directors. In consideration of the Adviser's services under the Services Agreement, the Fund will pay to the Adviser on the last day of each month a fee equal to 0.70% of average net asset value of the Fund, such fee to be computed daily based upon the net asset value of the Fund.


                     PERFORMANCE INFORMATION

     From time to time, the Fund may make available certain information about its performance. This information may include calculations regarding the total return on an investment in the Fund ("Total Return"). Total Return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming reinvestment of any dividends or capital gains distributions). When the Fund makes available its Total Return, it will be calculated on an annualized basis for specified periods of time, and may be calculated for the period since the start of the Fund's operations. Any performance information made available by the Fund, including Total Return, is based on the Fund's historical record and is not intended to indicate future performance.

     The Management Team also manages accounts for the Adviser's affiliate, Henssler & Associates, and portions of these accounts have substantially similar investment objectives as the Fund. Beginning December 31, 1993, Henssler & Associates created a model equity portfolio (the "Model Portfolio") to assist in the management of the equity portions of Henssler & Associates' client portfolios. The original Model Portfolio included one share of each stock that Henssler & Associates recommended to its clients to buy or hold on December 31, 1993. As Henssler & Associates' recommendations have changed, the Model Portfolio has changed appropriately (i.e., when a stock is added to the recommended list, one share is "purchased" in the Model Portfolio, and when a stock is removed from the list, one share is "sold"). The Model Portfolio represents ten basic industry categories, and is not modeled on any particular index.

     Henssler & Associates does not actually purchase or sell the stocks in the Model Portfolio, but Henssler & Associates manages the Model Portfolio as if such transactions take place, and uses the Model Portfolio to make recommendations for the equity portions of client portfolios. As each clients' investment needs and goals are addressed individually, stocks added or removed from the Model Portfolio at a given time are not simultaneously purchased and sold for each client; however, over time clients' equity holdings tend to resemble the Model Portfolio. Accordingly, the Model Portfolio provides a substantially accurate representation of how the Management Team manages the equity portions of Henssler & Associates' clients' portfolios in the aggregate and how the Management Team will manage the Fund.

     Set forth below are the average annual returns for the Model
Portfolio through December 31, 1997, which results have been adjusted to take into account the Fund's total operating expenses as if they had been incurred by the Model Portfolio:


       1 Year              3 Years            4 Years (since inception)
       ------              -------            -------------------------

       35.54%               28.77%                     23.36%



NOTE: THE PERFORMANCE OF THE MODEL PORTFOLIO DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE FUND AND IS NOT INDICATIVE OF THE FUND'S FUTURE PERFORMANCE. THE MODEL PORTFOLIO MAY NOT INCLUDE CERTAIN EXPENSES, INCLUDING BROKERAGE, NOR BE SUBJECT TO CERTAIN LIQUIDITY CONCERNS OR INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS, AND OTHER RESTRICTIONS IMPOSED DIRECTLY OR INDIRECTLY BY THE INVESTMENT COMPANY ACT OF 1940 AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE PERFORMANCE RESULTS OF THE MODEL PORTFOLIO. IN SPITE OF THE FOREGOING AND THE FACT THAT PAST PERFORMANCE IS NEVER NECESSARILY INDICATIVE OF FUTURE RESULTS, INVESTORS MAY CONSIDER INFORMATION REGARDING THE MODEL PORTFOLIO RELEVANT IN DECIDING WHETHER TO BECOME AN INVESTOR IN THE FUND.

                        HOW TO BUY SHARES

     Shares of the Fund are continuously offered at net asset value, and the Fund does not impose any sales charges on purchases of Fund shares. The minimum initial investment in the Fund is generally $2,000 and the minimum subsequent investment is $200. The minimum initial investment for an Individual Retirement Account ("IRA"), other tax-deferred retirement account, including accounts with plans administered under Sections 401(k) and 403(b) of the Internal Revenue Code, or an account under the Uniform Gift to Minors Act is $1,000, with minimum subsequent investments of $100. The Fund will waive minimum investment requirements for any automatic investment plan of $100 or more per month.

     Orders for the purchase of shares of the Fund are executed at their next determined net asset value after receipt by the Fund's transfer agent, Declaration Service Company (the "Transfer Agent"), and the shares will be eligible to receive dividends the day they are purchased. For further information regarding net asset value, see "Additional Information-Determination of Net Asset Value." The Fund reserves the right to reject any order for the purchase of its shares in whole or in part.

     For initial and subsequent investments, shares of the Fund may be purchased by sending a check payable to "The Henssler
Equity Fund," together with a completed Application to:

Regular Mail:                           For Overnight Delivery:

The Henssler Equity Fund                The Henssler Equity Fund
c/o Declaration Service Company         c/o Declaration Service Company
P.O. Box 844                            555 North Lane, Suite 6160
Conshohocken, PA  19428-0844            Conshohocken, PA  19428-0844

Shareholders should be aware that purchases and redemptions mailed to the Fund at its address in Georgia will not be effected until received by the Transfer Agent at the address listed above. Investments in the Fund may also be made through brokerage firms and institutions. However, investors who place their orders through a broker-dealer may be charged a fee for the broker-dealer's services. No such charge will be paid by an investor who purchases Fund shares directly from the Fund as described above.

INDIVIDUAL RETIREMENT ACCOUNTS. If you are interested in investing your Individual Retirement Account ("IRA") or Roth IRA in the Fund, you may establish an IRA, IRA Rollover Account, Roth IRA, or Roth IRA Rollover Account in the Fund. Please call the Fund at (800
 __________ to request an IRA investment package.
You may also call a broker-dealer for more information regarding the establishment of an IRA account in the Fund.

AUTOMATIC INVESTMENT PLANS. If you are interested in setting up an Automatic Investment Plan to invest a specific amount of money in the Fund on a regular basis, you may complete the appropriate section of the Account Application to authorize the Transfer Agent to automatically debit your bank account accordingly. Debits must be made in amounts of $100 or more and may be made once per month on the 15th or last business day of the month. If the 15th falls on a weekend or holiday, the account will be debited on the previous business day. Requests to modify or discontinue an Automatic Investment Plan must be received in writing fifteen (15) days prior to the next scheduled debit date. Please call the Fund at (____) ___________ to inquire about the Automatic Investment Plan.

TELEPHONE PURCHASERS BY SECURITIES FIRMS. Member firms of the NASD may telephone Declaration Service Company at (800 __________ and place purchase orders on behalf of investors who carry their Fund investments through the member's account with the Fund. By electing telephone purchase privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Fund, the Distributor nor the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine. The Fund and its agents provide written confirmations of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. In addition, all telephone transactions with the Transfer Agent are recorded. As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to employ this and other established procedures, the Transfer Agent or the Fund may be liable. The Fund reserves the right to modify or terminate these telephone privileges at any time.

WRITTEN SHAREHOLDER INQUIRIES. Written shareholder inquiries may be directed to the Fund's Transfer Agent at The
Henssler Equity Fund, c/o Declaration Service Company, P.O.
Box 844, Conshohocken, PA 19428-0844, or by telephone by calling 1-800-__________.

                          HOW TO REDEEM

REDEMPTION FEES. Shareholders may request redemption of their shares at any time by mail or telephone as provided below. In order to discourage short-term trading, shareholders will be charged a 1% redemption fee upon the redemption of Fund shares where the redemption occurs within a six-month period following the issuance of such shares. The redemption fee will be deducted from redemption proceeds and retained by the Fund for the benefit of the Fund's remaining shareholders. The redemption fee will not be paid to the Adviser.

     No redemption fee will be charged upon the redemption of Fund shares acquired through reinvestment of dividends or distributions, and the Fund reserves the right to waive the redemption fee for omnibus accounts and investments by the Fund's employees, certain financial planners, plans administered under
Section 401(k) and 403(b) of the Internal Revenue Code and certain other investors in the Fund. In determining whether the redemption fee is payable and, if so, the amount of such fee, it will be assumed that shares held the longest period of time by a shareholder will be the first to be redeemed. This redemption fee may be waived, modified or discontinued at any time or from time to time.

     Shareholders who redeem their shares through a broker-dealer may be charged a fee for the broker-dealer's services.

REDEMPTION BY MAIL OR TELEPHONE. Shares may be redeemed in writing or by telephone. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature may be required. Shares are redeemed at their next determined net asset value after a redemption request in good order has been received by the Transfer Agent. A request is deemed to be in good order if it has been signed by the account holder and is accompanied, where necessary, by a signature guarantee. Redemption proceeds will be mailed or wired to the redeeming shareholder within seven days, except where those shares have recently been purchased by personal check. In those cases, redemption proceeds may be withheld until the check has been collected, which may take up to fifteen days. To avoid such withholding, investors should purchase shares by certified or bank check.

     To redeem shares in writing, submit a written redemption request directly to the Transfer Agent at the following address:

Regular Mail:                           For Overnight Delivery:

The Henssler Equity Fund                The Henssler Equity Fund
c/o Declaration Service Company         c/o Declaration Service Company
P.O. Box 844                            555 North Lane, Suite 6160
Conshohocken, PA  19428-0844            Conshohocken, PA  19428-0844

Shares may also be redeemed by telephone by calling toll-free 1-800-________. The Fund, through the Transfer Agent, has established procedures designed to confirm the authenticity of telephonic instructions, which procedures include requiring callers to establish their personal identity and limiting the mailing of telephone redemption proceeds to the address or bank account set forth on the Account Application. Investors should understand that neither the Fund nor the Transfer Agent will be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

     Redemption proceeds wired to a designated account at a shareholder's request for amounts less than $10,000 will be reduced by a wire transfer fee (currently $10.00). Certain institutional clients will not be charged this wire redemption fee. Changes to the designated address or bank account must be made in writing and may be required to be accompanied by a signature guarantee from an eligible guarantor.

     The Fund reserves the right to redeem, at net asset value, the shares of any shareholder if, because of redemptions by the shareholder, the account of such shareholder has a value of less than $1,000. Before the Fund exercises its right to redeem such shares, the shareholder will be given written notice of the

proposed redemption and will be allowed 90 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.

                DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to distribute all of its net investment income and net realized long and short-term capital gains to its shareholders at least annually. Generally, the Fund makes one distribution of net investment income dividend payments and capital gains distributions during May of each year.


     Unless specific instructions are noted in the Application or given to the Distributor, all dividend and capital gain distributions will automatically be reinvested in additional shares of the Fund. Shareholders may elect on the Application to receive dividend or capital gain distributions in cash. In either case, dividend and capital gain distributions are taxable as discussed below.

TAXES. Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains are taxable to non-tax-exempt investors as ordinary income. Distributions made from the Fund's net realized long-term capital gains are taxable to shareholders as long-term capital gains regardless of how long the shareholder has owned Fund shares.
The Fund will provide its shareholders with a written notice as to the amounts of any dividends or capital gains distributions no later than 30 days after December 31 of each year. If you redeem your Fund shares you will have a short or long-term capital gain or loss depending upon the amount of time you owned the shares.

     Shareholders are urged to consult their tax Advisers as to the particular tax consequences of the acquisition, ownership and disposition of shares of the Fund, including the application of state, local, and foreign tax laws and possible future changes in federal tax laws. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                         THE DISTRIBUTOR

     The Adviser has entered into a Distribution Agreement on behalf of the Fund with Declaration Distributors, Inc. (the "Distributor"). The Distributor acts as the Fund's agent once the orders are received from investors. The Distributor's main office is located at 555 North Lane, Suite 6160, Conshohocken, PA 19428.

     For further information regarding the Distribution
Agreement, see "Distribution Agreement" in the Statement of Additional Information.

                      ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE. The net asset value of the shares of the Fund is determined once daily as of 4:00 p.m. (Eastern Standard Time) every day the New York Stock Exchange is open for trading. The Fund will also determine its net asset value once daily every day there is sufficient trading in its portfolio of securities that the net asset value might be materially affected.

     The price of each holding in the Fund's portfolio is based on the closing price. However, if a holding did not trade that day, the last bid price is used for a value instead. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fee payable to the Adviser, are accrued daily.

     Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day of valuation or, if no sale is reported, at the last bid price. Valuations of fixed income securities are supplied by independent pricing services approved by the Fund's Board of Directors. Money market securities with a remaining maturity of sixty (60) days or less are valued on an amortized cost basis if their original term to maturity from the date of purchase was sixty (60) days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity for the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

INVESTMENT ACCOUNT. Each shareholder has an investment account and will receive quarterly statements from the Transfer Agent as well as confirmation statements after each transaction showing the cumulative activity in the account since the beginning of the year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions. Shareholder inquiries should be made to the Fund at the address on the front of this Prospectus.

On a semi-annual basis, the Adviser will send investors a performance summary detailing percentages of security positions in the Fund as well as a letter regarding the Fund's results.


                             THE FUND

     The Fund is the only portfolio of The Henssler Funds, Inc.
("Henssler"), an open-end diversified management investment company incorporated under the laws of the State of Maryland on February 12, 1998.

     The Fund's address 1279 Kennestone Circle, Suite 600,
Marietta, Georgia  30066, and its telephone number is (770) 429-
9166.

DESCRIPTION OF SHARES. Henssler has an authorized capital of 500,000,000 shares of Common Stock, par value $.0001 per share, 100,000,000 of which have been classified as shares of the Fund. The Board of Directors may authorize and issue additional classes of stock by classifying or reclassifying unissued stock without stockholder approval. If liquidated, each share of Common Stock is entitled to a pro rata portion of the particular Fund's assets after payment of debts and expenses. Shareholders of the Fund are entitled to one vote for each share held and fractional votes for a fractional share held on any matter submitted to a shareholder vote. The Company does not intend to hold a meeting of shareholders in any year in which the Investment Company Act of 1940 does not require shareholders to act upon one or more of the following matters (a) election of Directors; (b) approval of an investment Advisory agreement; (c) approval of a distribution agreement; or (d) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable, and have no preemptive or conversion rights.

INDEMNIFICATION OF OFFICERS AND DIRECTORS. Henssler has elected to indemnify its directors and officers to the maximum extent permitted under the Maryland General Corporation Law and the Investment Company Act of 1940. Accordingly, a director or officer of Henssler will not be liable to the Fund or its shareholders for monetary damages, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. See the Articles of Incorporation and Bylaws on file with the Securities and Exchange Commission for the full text of these provisions.

Adviser
-------

Henssler Asset Management, LLC
1279 Kennestone Circle, Suite 600
Marietta, Georgia  30066


Distributor
-----------

Declaration Distributors, Inc.
555 North Lane, Suite 6160
Conshohocken, PA  19428


Custodian
---------

Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinnati, Ohio  45202


Transfer, Redemption, and Dividend Disbursing Agent
---------------------------------------------------

Declaration Service Company
555 North Lane, Suite 6160
Conshohocken, PA  19428


Independent Accountants
-----------------------

McCurdy & Associates CPA's, Inc.
27955 Clemens Road
Westlake, Ohio  44145


Legal Counsel
-------------

Kilpatrick Stockton LLP
1100 Peachtree Street
Suite 2800
Atlanta, Georgia 30309

               STATEMENT OF ADDITIONAL INFORMATION

                          May ___, 1998


                    THE HENSSLER EQUITY FUND
                                OF
                     THE HENSSLER FUNDS, INC.
                1279 Kennestone Circle, Suite 600
                     Marietta, Georgia  30066
                   Telephone No. (770) 429-9166

                         _______________



          The Henssler Equity Fund is a portfolio of The Henssler Funds, Inc. ("Henssler"), a no-load, open-end diversified management investment company. The investment objective is to seek growth of capital. The Fund seeks to achieve its objective by investing in securities listed on a national or foreign securities exchange or quoted in the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System.

     This Statement of Additional Information of Henssler is not a prospectus and should be read in conjunction with Henssler's Prospectus, dated May ___, 1998 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and is available free of charge by writing to The Henssler Funds, Inc. c/o Declaration Service Company, P.O. Box 844, Conshohocken, PA 19428-0844, or by telephoning (800) ___________. This
Statement of Additional Information has been incorporated by reference into the Prospectus.

                        TABLE OF CONTENTS

                                                         Page No.
                                                         --------

THE FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . 4

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS . . . 4

     Investments in Common Stock. . . . . . . . . . . . . . . 4
     Investments in Small Companies . . . . . . . . . . . . . 4
     Investments in Sectors . . . . . . . . . . . . . . . . . 5
     Investments in Foreign Securities. . . . . . . . . . . . 5
     Low Portfolio Turnover . . . . . . . . . . . . . . . . . 6
     Investment in Fixed Income Securities. . . . . . . . . . 6
     Repurchase Agreements. . . . . . . . . . . . . . . . . . 7

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . 7

MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . . . . . . 9

ADVISORY AND ADMINISTRATION ARRANGEMENTS . . . . . . . . . . 11

     Advisory and Operational Service Agreements . . . . . . 11
     Duration and Termination. . . . . . . . . . . . . . . . 12

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. . . . . . . 12

     General . . . . . . . . . . . . . . . . . . . . . . . . 12
     Research Services . . . . . . . . . . . . . . . . . . . 12
     Over-the-Counter Transactions . . . . . . . . . . . . . 13
     Political Conflicts . . . . . . . . . . . . . . . . . . 13

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . 13

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . 14

     Purchase by Exchange of Securities. . . . . . . . . . . 14

THE DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . 15

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . 15

SHAREHOLDER SERVICES . . . . . . . . . . . . . . . . . . . . 16

     Investment Account  . . . . . . . . . . . . . . . . . . 16
     Reinvestment of Dividends and Capital
       Gains Distribution  . . . . . . . . . . . . . . . . . 16


DIVIDENDS, DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . 17

     Dividends and Distributions . . . . . . . . . . . . . . 17
     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . 17

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . 18

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . 19

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . 20

     Description of Shares . . . . . . . . . . . . . . . . . 20
     Principal Shareholders  . . . . . . . . . . . . . . . . 20
     Independent Accountants . . . . . . . . . . . . . . . . 20
     Custodian . . . . . . . . . . . . . . . . . . . . . . . 20
     Transfer, Redemption, And Dividend Disbursing Agent . . 20
     Legal Counsel . . . . . . . . . . . . . . . . . . . . . 21
     Reports To Shareholders . . . . . . . . . . . . . . . . 21
     Additional Information  . . . . . . . . . . . . . . . . 21

                             THE FUND

     The Henssler Equity Fund (the "Fund") is the only portfolio of The Henssler Funds, Inc. ("Henssler"), a newly organized no-load, open-end diversified management investment company incorporated under the laws of the State of Maryland on February 12, 1998.

     Henssler's address is 1279 Kennestone Circle, Suite 600, Marietta, Georgia 30066, and its telephone number is (770) 429-9166.

         INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

     Reference is made to "Investment Objectives, Policies and Risks" in the Prospectus for a discussion of the investment strategy, objectives, policies and risks of the Fund. Set forth below is certain further information relating to the Fund generally.

INVESTMENTS IN COMMON STOCK. Because the Fund invests primarily in common stocks, shares of the Fund will be subject to market risk, i.e., the possibility that stock prices could decline over short or even extended periods. The stock market tends to be cyclical, with periods when the prices of stocks generally rise and periods when they generally decline. Historically, the market has been characterized by volatility in the short run and growth in the long run.

     The Fund is intended to be a long-term investment vehicle and should not be used to meet short-term needs.

INVESTMENTS IN SMALL COMPANIES. Although the Fund invests in companies of all sizes, there may be times when the Fund is significantly invested in small companies. Smaller growth companies may offer greater potential for capital appreciation than larger companies, particularly because they often have new products, methods or technologies, or may respond to changes in industry conditions due to regulatory or other developments more rapidly than their larger competitors. In addition, because they may be followed by fewer stock analysts and less information may be available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest increases. Smaller growth companies may also be more subject to a valuation catalyst (such as acquisition or disposition efforts or changes in management) than larger companies.

     On the other hand, the smaller companies in which the Fund may invest may have relatively small revenues or market share for their products or services, their businesses may be limited to regional

markets, or they may provide goods or services for a limited market. For example, they may be developing or marketing new products or services for which markets are not yet established and may never become established or may have or develop only a regional market for product or services and thus be affected by local or regional market conditions. In addition, small companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms. Such companies may also be insignificant in their industries and become subject to intense competition from larger companies.

     Due to these and other factors, small companies may suffer significant losses or realize substantial growth; therefore, investments in such companies tend to be volatile and are more speculative.

INVESTMENTS IN SECTORS. Although the Fund anticipates that, under normal circumstances, its investments will be diversified across all equity market sectors, the Fund is permitted to invest up to 25% of its assets in a particular industry sector. Sector markets, like the national economy as a whole, tend to be cyclical. Significant product development or regulatory change in a particular sector may rapidly result in a substantial upswing in that sector's sales and profits and corresponding increases in the stock prices of the sector's companies. By investing a substantial percentage of the Fund's assets in a particular sector, the Adviser will attempt to capitalize on the strength of that sector and the growth of that industry in relation to other sectors of the overall economy.

     On the other hand, investments in a particular sector are also volatile in response to unanticipated negative changes in the sector's economy. For example, unexpected declines in demand, regulatory changes, or shortages of materials, skilled employees or growth capital may negatively affect an industry sector without affecting the overall economy. If the Fund is substantially invested in a particular sector which experiences an unanticipated decline, the Fund's performance may suffer accordingly.

INVESTMENTS IN FOREIGN SECURITIES. The Adviser may invest up to 20% of the Fund's assets in equity securities that are issued by foreign issuers and are traded in the United States and in American Depository Receipt of foreign companies. By doing so, the Adviser attempts to take advantage of differences between economic trends and the performance of securities markets in various countries. The Adviser believes that it may be possible to obtain significant appreciation from a portfolio consisting, in part, of foreign investments and also achieve increased diversification. Increased diversification is gained by combining securities from various countries that offer different investment opportunities and are affected by different economic trends.


     Generally, investments in securities of foreign companies, except Canadian companies, involve greater risks than are present in domestic investments. Canadian securities are not considered by the Adviser to have the same risks as other nations' securities because Canadian and U.S. companies are generally subject to similar auditing and accounting procedures and similar governmental supervision and regulation. Also, Canadian securities are normally more liquid than other non-U.S. securities. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

     In addition, investing in foreign securities also involves the following considerations comprising both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and possible imposition of foreign taxes. Furthermore, the U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund.

     To the extent portfolio securities are denominated in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign securities into U.S. dollars on a daily basis.

PORTFOLIO TURNOVER. Due to the Fund's long-term investment style, the Fund anticipates that portfolio turnover will not exceed 100% per year. Portfolio turnover results from a change of the securities held by the Fund and involves expenses to the Fund in the form of brokerage commissions and other transaction costs. Portfolio turnover may also have an impact on the amount of taxable distributions to shareholders. Although the rate of portfolio turnover will not be a limiting factor when the Adviser deems change appropriate and in the best interest of the Fund's shareholders, the relatively low turnover rate anticipated in the Fund may benefit the Fund and its shareholders in the form of lower capital expenses and lower taxable distributions.

INVESTMENT IN FIXED INCOME SECURITIES. Under normal circumstances, the Fund anticipates that substantially all of its assets (ordinarily 90% or more) will be invested in equity securities. Any assets not invested in equity securities will be invested in cash and certain cash equivalents, money market instruments, U.S. Government securities and certain other fixed income securities for liquidity needs or may be so invested, in extraordinary circumstances, as a defensive position due to uncertainties in the stock market. The Fund will limit its investments in corporate


bonds and notesto those which are considered investment grade (generally, bonds and notes that have received a rating from Standard & Poor's Corporation of "BBB" or better or from Moody's Investors Service, Inc. of "Baa" or better) at the time of their purchase. For further information regarding Standard & Poor's and Moody's ratings for corporate bonds and notes, see Appendix A to this Statement of Additional Information.

     The Fund's investments in fixed income securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments as they become due. Market risk relates to the fact that market values of fixed income securities generally will be affected by changes in the level of interest rates. Generally, as interest rates rise, the market value of fixed income securities will fall. Conversely, as interest rates fall, the market value of fixed income securities will rise. In addition, yields and market values of lower-rated securities tend to fluctuate more than highly-rated securities. The risks of greater fluctuations in yield and value occur because investors generally perceive issuers of lower rated securities to be less creditworthy. Fluctuations in market value do not affect the interest income from the securities, but are reflected in the Fund's net asset value.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with "primary dealers" in U.S. government securities and member banks of the Federal Reserve System which furnish collateral equal in value or market price to at least 102% of the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. Repurchase agreements maturing in more than seven days are considered by the Fund to be illiquid.


                       INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

     The Fund may not:

     1. As to 75% of its total assets, purchase securities of any one issuer, other than those issued or guaranteed by the United States government, its agencies or if immediately after such purchase more than 5% of the Fund's total assets would be invested in securities of such issuer or the Fund would own 10% or more of the outstanding voting securities of such issuer.

     2. Invest 25% or more of its total assets in the securities of issuers in any particular Standard & Poor's 500 industry sector.

     3. The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

     4. Make investments for the purpose of exercising control or management.

     5. Purchase or sell real estate or interests in real estate, including real estate limited partnerships; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

     6. Purchase or sell commodities or commodity contracts, including future contracts.

     7. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     8. Make loans to other persons; provided, however, that, for purposes of this restriction, the term "loan" does not include the purchase of an issue of publicly distributed bonds or debentures, government obligations, certificates of deposit, bankers' acceptances or repurchase agreements.

     9. Borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.

     10. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in

(10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value.

     11. Invest more than 10% of the Fund's total assets in securities for which there are legal or contractual restrictions on resale, securities which are not readily marketable, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or other illiquid securities.

     12. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

     13.  Write, purchase or sell puts, calls or combinations thereof.

     14. Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases; provided, however, that the Fund may purchase or sell securities of entities which invest in such programs.


                       MANAGEMENT OF THE FUND

     Reference is made to "Management of the Fund" in the Prospectus. Set forth below is further information about the Fund's management.

     The Board of Directors is responsible for the overall management of the Fund, including general supervision of its investment activities. The officers, who administer the Fund's daily operations, are appointed by the Board of Directors. The current Directors and principal officers of the Fund, their addresses, and their principal occupations for the past five years are set forth below. "Interested" directors, as defined by the 1940 Act, are designated by an asterisk.


                             Positions      Principal Occupations
     Name and Address (Age)  with           During the Past 5 Years
                             Registrant
   -------------------------------------------------------------------

     *Gene W. Henssler (57)  Director,      President, G.W. Henssler
     1279 Kennestone Circle  President      & Associates, Ltd.
     Suite 600
     Marietta, Georgia
     30066

     *Patricia T. Henssler   Director,      Treasurer, G.W. Henssler
     (43)                    Executive      & Associates, Ltd.;
     1279 Kennestone Circle  Vice           Patricia T. Henssler,
     Suite 600               President,     CPA
     Marietta, GA  30066     Treasurer,
                             Secretary

     Kenneth M. Davies (58)  Director       Principal, Kenneth M.
     1675 Penobscot                         Davies, P.C.
     Building
     Detroit, MI  48226

     Dr. Ladd M. Kochmann    Director       Professor of Finance -
     (53)                                   Kennesaw State
     Kennesaw State                         University
     University
     1000 Chastain Road
     Kennesaw, GA  30144-
     5591

     Mr. James L. Brookover  Director       Portfolio Manager, Reams
     (47)                                   Asset Management
     4725 Stonebridge Court
     Columbus, IN  47201

     Mr. Ted L. Parrish      Vice           Senior Associate, G.W.
     (25)                    President      Henssler & Associates,
     1279 Kennestone Circle                 Ltd.
     Suite 600
     Marietta, GA  30066

     Mr. William G. Lako,    Vice           Senior Associate, G.W.
     Jr. (27)                President      Henssler & Associates,
     1279 Kennestone Circle                 Ltd.
     Suite 600
     Marietta, GA  30066

     Mr. Scott L. Keller     Vice           Associate, G.W. Henssler
     (31)                    President      & Associates, Ltd.; Vice
     1279 Kennestone Circle                 President, The Fuji
     Suite 600                              Bank, Ltd.
     Marietta, GA  30066


     The Fund pays each Director who is not affiliated with the Adviser an annual fee of $2,500 per year plus $100 per meeting attended, together with such directors' actual out-of-pocket expenses relating to attendance at meetings. The $2,500 annual fee is payable in four equal quarterly installments and is paid as of the date of each quarterly Board meeting.

               ADVISORY AND ADMINISTRATION ARRANGEMENTS

     Reference is made to "Management of the Fund--Management
Arrangements" in the Prospectus for certain information concerning the management and Advisory arrangements of the Fund.

ADVISORY AND OPERATIONAL SERVICE AGREEMENTS. Henssler Asset Management, LLC (the "Adviser") has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund to provide investment management services to the Fund. In addition to the Advisory Agreement, the Adviser has entered into an Administrative Services Agreement (the "Services Agreement") with the Fund to provide, or make arrangements for the provision of, virtually all day-to-day operational services to the Fund.

     The Adviser is a newly organized affiliate of G.W. Henssler & Associates, Ltd. ("Henssler & Associates"), an investment manager with over $281 million currently under management. Henssler & Associates and the Adviser are under the common control of Gene W. Henssler, Ph.D. a financial analyst with over 25 years of experience in investment management. Henssler & Associates has served as investment adviser to numerous individual, corporate and institutional investors since its inception in 1987. Some of the Adviser's officers also serve as officers of Henssler & Associates.

     As explained in the Prospectus, the terms of the Advisory Agreement and the Services Agreement empower the Adviser, subject to the Board of Directors of the Fund, to manage the Fund's assets and provide or arrange for the provision of operational and other administrative services for the day-to-day operation of the Fund. The combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on the total expenses of the Fund, excepting brokerage interest, taxes, litigation, and other extraordinary expenses, at an annual rate of 1.20% of the daily net asset value of the Fund.

     The Adviser has entered into several agreements with third party providers to provide, among other services, accounting, administrative, dividend disbursing, transfer agent, registrar, custodial, distribution, shareholder reporting, sub-accounting and recordkeeping services to the Fund.

DURATION AND TERMINATION. Unless earlier terminated as described above, the Advisory Agreement will remain in effect until May ___, 2000, and thereafter from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund; and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act of 1940) of any such party. Such contract terminates automatically upon assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

             PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     Subject to the policies established by the Board of Directors of the Fund, the Adviser is responsible for the Fund's portfolio decisions, the placing of the Fund's portfolio transactions and the negotiation of the commissions to be paid on such transactions. In executing such transactions, the Adviser will use its best efforts to obtain the execution of portfolio transactions at prices which are advantageous to the Fund and involving commission rates which are reasonable in relation to the value of the transaction.

GENERAL. The Fund has no obligation to deal with any broker or dealer in the execution of transactions for its portfolio securities. The Adviser will select brokers or dealers taking into account such factors as price (including the commission or spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. The Adviser will also consider the research services which the broker or dealer has provided to the Adviser relating to the security involved in the transaction and/or to other securities. Consistent with the Code of Conduct of the NASD and such other policies as the Board of Directors may determine, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

RESEARCH SERVICES. Under Section 28(e) of the Securities Exchange Act of 1934 and its Advisory Agreement with the Fund, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. These research and investment information services make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with Advisory clients other than the Fund and not all such services may be useful to the Adviser in connection with the Fund. Although such information may be a useful supplement to the Adviser's own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Adviser by the Fund.

OVER-THE-COUNTER TRANSACTIONS. The Fund may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. When a transaction involves exchange listed securities, the Adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed (i.e., a third market transaction) or effecting the transaction in the institutional or fourth market.

POTENTIAL CONFLICTS. The Fund may have investment objectives and strategies similar to those of other clients of the Adviser. Accordingly, securities held by the Fund may also be held by other clients of the Adviser and the Adviser may find it desirable to purchase or sell the same security for the Fund and another client of the Adviser at the same time. Similarly, due to differing investment objectives or strategies, the Adviser may find it desirable to purchase a security for the Fund at the same time that the Adviser wishes to sell the security for another of the Adviser's clients, or vice versa. In either of the foregoing circumstances, transactions in the securities will be made, insofar as feasible, for the Fund and the Adviser's other clients in a manner deemed equitable to all.

                    DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of the Fund is determined as of 4:00 P.M. on each day during which The New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will also determine its net asset value once daily on each day (other than a day during which no shares were tendered for redemption and no order to purchase or sell shares was received by the Fund) in which there is sufficient trading in its portfolio securities that the net asset value might be materially affected. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fee payable to the Adviser, are accrued daily.

     Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the last bid price. Valuations of fixed income securities are supplied by independent pricing services approved by Henssler's Board of Directors. Money market securities with a remaining maturity of 60 days or less are valued on an amortized cost basis if their original term to maturity from the date of purchase was 60 days or less, or by amortizing their value on

the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of Henssler's Board of Directors.


                          PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus. Set forth below is further information about the purchase of shares of the Fund.

PURCHASE BY EXCHANGE OF SECURITIES. The Board of Directors of Henssler has determined that it is in the best interest of the Fund to offer its shares, in lieu of cash payment, for securities approved by the Adviser to be purchased by the Fund. This will enable an investor to purchase shares of the Fund by exchanging securities owned by the investor for shares of the Fund. The Directors believe that such a transaction can benefit the Fund by allowing it to acquire securities for its portfolio without paying brokerage commissions. For the same reason, the transaction may also be beneficial to investors. Securities will be exchanged for shares of any of the Funds all in the absolute discretion of the Adviser. Cash equivalent securities may be contributed to the Fund in accordance with the wishes of the investor and the consent of the Adviser. The exchange of securities in an investor's portfolio for shares of any of the Funds is treated for federal income tax purposes as a sale of such securities and the investor may, therefore, realize a taxable gain or loss.

     The Fund shall not enter into such transactions, however, unless the securities to be exchanged for Fund shares are securities whose values are readily ascertainable and are readily marketable, comply with the investment policies of the Fund, are of the type and quality which would normally be purchased for the Fund's portfolio, are securities which the Fund would otherwise purchase, and are acquired for investment and not for immediate resale. The value of the Fund's shares used to purchase portfolio securities as stated herein will be determined at such time as the Fund next determines its net asset value. Such securities will be valued in accordance with the same procedure used in valuing the Fund's portfolio securities. See "Additional Information - Determination of Net Asset Value." If you wish to acquire the Fund's shares in exchange for securities you should contact Declaration Service Company at the address or telephone number shown on the back page of the Prospectus. The Board of Directors of Henssler reserves the right to terminate this privilege at any time.

                          THE DISTRIBUTOR

     Reference is made to "The Distributor" in the Prospectus. Set forth below is further information about the Distributor and the Distribution Agreement.

     The Adviser has entered into a Distribution Agreement on the Fund's behalf with Declaration Distributors, Inc. (the "Distributor"). Under the Agreement, the Distributor will provide distribution and distribution services to the Fund in exchange for a fee to be paid by the Adviser and reimbursement by the Adviser of the Distributor's out of pocket expenses incurred in connection with the provision of the foregoing.

     The Distribution Agreement has an initial term of one year and will remain in effect from year to year thereafter, but only so long as such continuance is approved at least annually by a vote of Henssler's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund and of the Directors who, except for their positions as Directors, are not "interested persons" of Henssler (as defined in the Investment Company Act). In addition, in the Distribution Agreement, either party may terminate the Distribution Agreement upon 60 days written notice to the other party. The Distribution Agreement terminates automatically if "assigned" (as defined in the Investment Company Act). The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Advisory Agreement described under "Management of the Fund - Management Arrangements."

                         REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption of shares of the Fund.

     The right to redeem shares or to receive payment with respect to any such redemptions may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), or any period during which an emergency exists, as defined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

     The Fund has made an election with the Securities and Exchange Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. Redemptions in excess of the above

limits may be paid in whole or in part, in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Additional Information - Determination of Net Asset Value" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     The Fund will generally first sell any cash equivalent securities it holds to meet redemptions and, to the extent these proceeds are insufficient to meet redemptions, the Fund will sell other portfolio securities at the discretion of the Adviser. See "Redemption of Shares" in the Prospectus.

     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

                          SHAREHOLDER SERVICES

     The Fund offers the following shareholder services designed to facilitate investment in its shares.

INVESTMENT ACCOUNT. Each shareholder has an Investment Account and will receive statements from the Fund's Transfer Agent after each transaction showing the cumulative activity in the account since the beginning of the year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTION. Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will automatically be reinvested in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

     Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or distributions reinvested in shares of the Funds or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

                 DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to distribute all of its net investment income and net realized long- or short-term capital gains, if any, to its shareholders annually after the close of the Fund's fiscal year. See "Shareholder Services - Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.

TAXES. The Fund intends to elect to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders.

     Dividends paid by the Fund from its ordinary income, and distributions of the Fund's net realized short-term capital gains, are taxable to no-tax-exempt investors as ordinary income. Ordinary income dividends may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met.

     Distributions made from the Fund's net realized long-term capital gains are taxable to shareholders as long-term capital gains regardless of the length of time the shareholder has owned Fund shares. Pursuant to the Taxpayer Relief Act of 1977, different maximum rates of tax are imposed on individuals, estates or trusts on various transactions giving rise to long-term capital gain. For this purpose, long-term capital gains are divided into three tax-rate groups: a 20% group (for capital gains from assets held for more than 18 months), a 25% group (for certain recaptured real property depreciation) and a 28% group (for all other long-term capital gain). The Fund will supply information to its shareholders to determine the appropriate tax-rate group of its long-term capital gain distributions.

     Upon redemption of Fund shares held by a non-tax-exempt investor, such investor, generally, will realize a capital gain or loss equal to the difference between the redemption price received by the investor and the adjusted basis of the shares redeemed. If the redemption by the Fund is in-kind, capital gain or loss will be measured by the difference between the fair market value of securities received and the adjusted basis of the shares redeemed. Such capital gain or loss, generally, will constitute a short-term capital gain or loss if the redeemed Fund shares were held for twelve months or less, and long-term capital gain or loss if the redeemed Fund shares were held for more than twelve months. If, however, Fund shares were redeemed within six months of their purchase by an investor, and if a capital gain dividend was paid with respect to the Fund's shares while they were held by the investor, then any loss realized by the investor will be treated as long-term capital loss to the extent of the capital gain dividend.

     Under certain provisions of the Code, some shareholders may be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("back-up withholding"). Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to such Fund's knowledge, have furnished an incorrect number. When

establishing an account, an investor must certify under penalty of perjury that such number is correct and that he is not otherwise subject to back-up withholding.

     Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains paid to shareholders who are non-resident aliens will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus any undistributed amount from prior years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax. If the Fund pays a dividend in May which was declared in the previous October, November or December to shareholders of record on a date in those months, then such dividend or distribution will be treated for tax purposes as being paid on December 31 and will be taxable to shareholders as if received on December 31.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and these Treasury regulations are subject to change by legislative or administrative action.

     Dividends and capital gains distributions may also be subject to state and local taxes.

     The federal income tax consequences set forth above do not address any particular tax considerations a shareholder of the Fund might have. Shareholders are urged to consult their tax Advisers as to the particular tax consequences of the acquisition, ownership and disposition of shares of the Fund, including the application of state, local and foreign tax laws and possible future changes in federal tax laws. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                     PERFORMANCE INFORMATION

     Reference is made to "Performance Information" in the Prospectus. Set forth below is further information regarding performance of the Fund.

     As stated in the Prospectus, from time to time the Fund may provide its total return in advertisements, sales literature or reports, and other communications to shareholders. The Fund's total return is

calculated based on the Fund's change in net asset value per share between the beginning and end of the period shown and assumes reinvestment of the Fund's dividend and capital gains distributions during the period.

     Total return figures will be computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                           P(1+T) n = ERV

     Where  P  =   a hypothetical initial payment of $10,000

            T   =  average annual total return

            N   =  number of years

            ERV = Ending Redeemable Value of a hypothetical $10,000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 (or other) periods (or fractional portion thereof).

NOTE: The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The Fund's net investment income changes in response to fluctuations in interest rates, dividends declared and the expenses of the Funds.

     There may be a time when the Fund advertises its "yield." Yield figures are based on historical earnings and, like the rate of return, are not intended to indicate future performance. The yield of the Fund refers to the income generated by an investment in the Fund over a thirty-day (or one month) period (which period will be stated in the advertisement). The yield for any period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Securities and Exchange Commission. The Fund may also advertise in terms of sales literature an "actual distribution" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. The Fund's yield will only be advertised when accompanied by the Fund's total return.

     The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.

                            FINANCIAL STATEMENTS

     The Fund's Statement of Assets and Liabilities as of __________, 1998, which has been audited by _________________ is attached to this Statement of Additional Information.*

     *   To be filed by amendment.

                          GENERAL INFORMATION

DESCRIPTION OF SHARES. The Henssler Funds, Inc. ("Henssler") was incorporated under Maryland law on February 12, 1998. It has an authorized capital of 500,000,000 shares of Common Stock, par value $.0001 per share, 100,000,000 shares of which have been classified as shares of common stock of The Henssler Equity Fund (the "Fund"). The Board of Directors has the power to authorize and issue additional classes of stock, without stockholder approval, by classifying or reclassifying unissued stock, subject to the requirements of the Act. In the event of liquidation, each share of Common Stock is entitled to a pro rata portion of the particular portfolio's assets after payment of debts and expenses. Shareholders of the Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. In addition, shareholders have the right to remove Directors. Henssler does not intend to hold meetings of shareholders in any year in which the Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights.

PRINCIPAL SHAREHOLDERS. As a newly organized fund, the Fund currently has only one shareholder, Gene W. Henssler, Ph.D. who has purchased 10,000 shares of the Fund to provide initial capitalization of $100,000 to the Fund. Dr. Henssler is a Director of Henssler, and serves as President of the Fund. No other officers or directors currently own shares in the Fund.

INDEPENDENT ACCOUNTANTS. McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145 has been selected as the independent accountants of the Fund. The independent accountants are responsible for auditing the financial statements of the Fund.

CUSTODIAN.  Star Bank, N.A., Star Bank Center, 425 Walnut Street,
Cincinnati, Ohio 45202, acts as Custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest on the Fund's investments.

TRANSFER, REDEMPTION, AND DIVIDEND DISBURSING AGENT. Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428, acts as the Fund's Transfer, Redemption, and Dividend Disbursing Agent. The
Transfer, Redemption, and Dividend Disbursing Agent is responsible for the issuance, transfer and redemption of shares and the operating, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL. Kilpatrick Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309, has been selected as counsel for the Fund. Kilpatrick Stockton LLP will pass on legal matters for the Fund in connection with the offering of its shares. Kilpatrick Stockton LLP also represents the Adviser in regard to Fund-related matters and will pass on legal matters for them in connection with the offering of the Fund's shares.

REPORTS TO SHAREHOLDERS. The fiscal year of the Fund ends on April 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year.

ADDITIONAL INFORMATION. The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto which Henssler has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.


                             APPENDIX A

                Ratings of Corporate Debt Obligations


The characteristics of debt obligations rated by Moody's are generally as follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities of fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

The characteristics of debt obligations rated by Standard & Poor's are generally as follows:

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among obligations rated lower than BBB and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - This rating is reserved for income bonds on which no interest is being paid.

A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                     RATINGS OF COMMERCIAL PAPER

The Funds' purchases of commercial paper are limited to those instruments rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's.

Commercial paper rated A-1 or A-2 by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer's long-term debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an up and down trend with allowances

made for unusual circumstances. Typically, the issuer's industry is well-established and the issuer has a strong position within the industry. Relative strength or weakness of the above factors determines whether an insurer's commercial paper is rated A-1 or A-2, with the relative degree of safety of commercial paper rated A-2 not being as high as for commercial paper rated A-1.

     Commercial paper rated Prime-1 or Prime-2 by Moody's is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and consumer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated within various categories.

A commercial paper rating is not a recommendation to purchase, sell or hold a particular instrument, inasmuch as it does not comment as to market price or suitability for a particular investment.


                        PART C.  OTHER INFORMATION

     Item 24.  Financial Statements and Exhibits.
               ---------------------------------

A.   Financial Statements of the Fund. *

     (i)  Financial Statements included in Part A:

          None

     (ii) Financial Statements included in Part B:

          Statement of Assets and Liabilities, ________, 1998*

          Notes to Financial Statement*

          Independent Auditor's Report*

B.   Exhibits:

Exhibit
Number:
-------

1.        Articles of Incorporation of Registrant.

2.        By-laws of Registrant.

3.        Inapplicable.

4.        Inapplicable.

5. Form of Advisory Agreement by and between the Registrant and the Adviser, dated
          February ___, 1998.

6. Form of Distribution Agreement by and among the Adviser, Registrant and Declaration Distributors,
          Inc., dated ____________, 1998.

7.        Inapplicable.

8. Form of Custody Agreement by and among the Adviser, Registrant And Star Bank, N.A. dated
          ___________, 1998.

9.1 Form of Operating Services Agreement by and between the Registrant and the Adviser dated ___________, 1998.

9.2 Form of Investment Services Agreement by and among the Adviser, Registrant and Declaration Service Company dated __________, 1998.

10. Opinion of Kilpatrick Stockton LLP as to legality of the shares.*

11.       Consent of Independent Auditors.*

12.       Inapplicable.

13.       Agreement concerning initial capital of the Fund.

14.       Inapplicable.

15.       Inapplicable.

16.       Schedule for computation of performance quotation.*

*  To be filed by amendment

Item 25.  Persons Controlled by or under Common Control with Registrant.
          -------------------------------------------------------------

          Henssler Asset Management, LLC, the Fund's Adviser, is a newly-formed Georgia limited liability company 51% owned by Gene W. Henssler, Ph.D. and 49% owned by Patricia T. Henssler. The Fund's Adviser is an affiliate of G.W. Henssler & Associates, Ltd., an investment manager wholly owned by Dr. Henssler with approximately $281 million currently under management.

Item 26.  Number of Holders of Securities.
          -------------------------------

          As a newly organized Fund, the Fund currently has only one shareholder, Dr. Henssler, who has purchased 10,000 shares of the Fund to provide initial capitalization of $100,000 to the Fund.

Item 27.  Indemnification.
          ---------------

          Section 2-418 of the General Corporation Law of the State of Maryland, Article VI of Registrant's Charter filed as Exhibit 1,
Article VII of Registrant's By-Laws filed as Exhibit 2, and the
Distribution Agreement filed as Exhibit 6 provide, or will provide, for indemnification.

          Registrant's Articles of Incorporation (Article VI) provide that Registrant shall indemnify its directors and officers to the fullest extent permitted by law.

          Registrant's By-laws (Article VII, Section 1) provide that Registrant shall indemnify any director and/or officer who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of Registrant, or is or was serving at the request of Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the maximum extent permitted by law.

          With respect to indemnification of officers and directors,
Section 2-418 of the Maryland General Corporation Law provides that a corporation may indemnify any director who is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Registrant) by reason of service in that capacity, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and expenses actually and reasonably incurred by him in connection with such action, suit or proceeding unless (1) it is established that the act or omission of the director was material to the matter giving rise to the proceeding, and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit of money, property, or services; or (3) in the case of any criminal action or proceeding, had reasonable cause to believe that the act or omission was unlawful. A court of appropriate jurisdiction may, however, except in proceedings by or in the right of Registrant or in which liability has been adjudged by reason of the person receiving an improper personal benefit, order such indemnification as the court shall deem proper if it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the requisite standard of conduct.

          Under Section 2-418, Registrant may also indemnify officers, employees and agents of Registrant who are not Directors to the same extent that it shall indemnify directors and officers, and to such further extent, consistent with law, as may be provided by general or specific action of the Board of Directors or contract. Pursuant to
Section 2-418 of the Maryland General Corporation Law, the termination of any proceeding by judgment, order or settlement does not create a presumption that the person did not meet the requisite standard of conduct required by Section 2-418. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct.

          Reference is also made to Section 12 of the Distribution Agreement filed as Exhibit 6 to this Registration Statement. Section 12 of the Distribution Agreement provides that Registrant, subject to certain conditions and limitations, shall indemnify, defend and hold harmless the Underwriter, its officers and directors and any person who controls the Underwriter within the meaning of the Securities Act of 1933 from and against any and all claims, demands, liabilities and expenses which they may incur under the Federal securities laws, the common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or any related Prospectus and/or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          Reference is also made to Section 6 of the Advisory Agreement filed as Exhibit 5 to this Registration Statement. Section 6 provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Registrant, except for willful misfeasance, bad faith or from negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

          The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its shareholders to which such officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, reckless disregard of the duties involved in the conduct of his office, active or deliberate dishonesty, receipt of an improper personal benefit, or in the case of a criminal proceeding that such person had reasonable cause to believe the act or omission was unlawful. The corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section. Insurance or similar protection may also be provided by a subsidiary or affiliate of the corporation.

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          None.

Item 29.  Principal Underwriters.
          ----------------------

          1. The Fund's Distributor, Declaration Distributors, Inc., also serves as the distributor for the Declaration Trust Fund, the Pauze Funds, the JWB Aggressive Growth Fund, and the Noah Fund.

          2. Set forth below is information concerning each director and officer of the Distributor. The principal business address of the Distributor and each such person is 555 North Lane, Suite 6160, Conshohocken, PA 19428.


              (1)                  (2)                       (3)

                            Position and Offices     Positions and Offices
             Name             with Underwriter          With Registrant
             ----             ----------------          ---------------

       Terence P. Smith          President                   None

       David F. Ganley       Compliance Officer              None

Item 30.  Location of Accounts and Records.
          --------------------------------

          Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 1279 Kennestone Circle, Suite 600, Marietta, Georgia 30066. Certain records, including records relating to Registrant's stockholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the offices of Registrant's Custodian, Star Bank, N.A., Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, and Transfer Agent, Declaration Distributors, Inc., 555 North Lane, Suite 6160, Conshohocken, PA 19428.

Item 31.  Management Services.
          -------------------

          None.

Item 32.  Undertakings.
          ------------

          The Registrant undertakes to file a post-effective amendment, using Financial Statements for the Fund which need not be certified, within four to six months from the effective date of Registrant's registration statement under the Securities Act of 1933.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                            SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Marietta, and State of Georgia, on the 17th day of February, 1998.



                         THE HENSSLER FUNDS, INC.
                         (Registrant)


                         By:  /s/ Gene W. Henssler
                             --------------------------------------
                             Gene W. Henssler
                             President




                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Gene W. Henssler and Patricia T. Henssler, or either of them, as his/her true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated effective as of February 17, 1998:

Signature                      Title                     Date
---------                      -----                     ----
                     /s/ Gene W. Henssler           February 17, 1998
                     Gene W. Henssler


                     /s/ Patricia T. Henssler       February 17, 1998
                     Patricia T. Henssler

                            INDEX TO EXHIBITS



Exhibit
Number                  Description
-------                 -----------

1.        Articles of Incorporation of
          Registrant.

2.        By-laws of Registrant.

3.        Inapplicable.

4.        Inapplicable.

5. Form of Advisory Agreement by and among the Registrant and the Adviser, dated
          February ___, 1998.

6.        Form of Distribution Agreement by
          and among the Adviser, Registrant
          and Declaration Distributors, Inc.,
          dated ____________, 1998.

7.        Inapplicable.

8. Form of Custody Agreement by and among the Adviser, Registrant and Star Bank,
          N.A. dated ___________, 1998.

9.1 Form of Operating Services Agreement by and between the Registrant and the
          Adviser dated ___________, 1998

9.2 Form of Investment Services Agreement by and among the Adviser, Registrant and
          Declaration Service Company dated
          __________, 1998.

10.       Opinion of Kilpatrick Stockton LLP
          as to legality of the shares.*

11.       Consent of Independent Auditors.*

12.       Inapplicable.

13.       Agreement concerning initial capital
          of the Fund.*

14.       Inapplicable.

15.       Inapplicable.

16.       Schedule for computation of
          performance quotation.*

*  To be filed by amendment